EXHIBIT 10.3
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                                                               EXECUTION VERSION

                 AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT
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         This AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT (this "Amendment")
is entered into as of September 26, 2007 (the "Effective Date"), by and among, on the one hand, the lender identified on the signature page hereof (such lender, together with its successors and assigns, is referred to hereinafter as the "Lender"), WELLS FARGO RETAIL FINANCE II, LLC, as collateral agent and administrative agent (the "Agent") for the Lender and any other holder of Obligations (as defined in the Loan Agreement referred to below) and, on the other hand, HAROLD'S STORES, INC., an Oklahoma corporation ("Parent"), HAROLD'S FINANCIAL CORPORATION, an Oklahoma corporation ("Harold's Finance"), HAROLD'S DIRECT, INC., an Oklahoma corporation ("Harold's Direct"), HAROLD'S STORES OF TEXAS, L.P., a Texas limited partnership ("Harold's Texas"), and HAROLD'S OF JACKSON, INC., a Mississippi corporation ("Harold's Mississippi", and collectively with Harold's Texas, Harold's Direct, Harold's Finance and Parent, the "Borrowers" and each, a "Borrower").

                                   BACKGROUND
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         FACT ONE: Lender, Agent, the Borrowers, and Harold's Stores of Georgia,
L.P., a Georgia limited partnership ("Harold's Georgia"), entered into that certain Loan and Security Agreement, dated as of February 5, 2003, as amended by each of the following amendments (as so amended, the "Loan Agreement"): (A) that certain Amendment No. 1 to Loan and Security Agreement dated July 10, 2003, by and among Lenders, Agent, Borrowers, and Harold's Georgia; (B) that certain Amendment No. 2 to Loan and Security Agreement dated April 29, 2004, by and among Lenders, Agent, the Borrowers and Harold's Georgia; (C) that certain Amendment No. 3 to Loan and Security Agreement dated January 26, 2006, by and among Lenders, Agent, the Borrowers and Harold's Georgia; (D) that certain Amendment No. 4 to Loan and Security Agreement, dated as of June 1, 2006, by and among Lenders, Agent and the Borrowers, (E) that certain Amendment No. 5 to Loan and Security Agreement, dated as of August 31, 2006, by and among Lenders, Agent and the Borrowers, and (F) that certain Amendment No. 6 to Loan and Security Agreement, dated as of April 26, 2007, by and among Lenders, Agent and the Borrowers.

         FACT TWO: Pursuant to the Loan Agreement, Lender has agreed to make loans and other financial accommodations to, or for the benefit of, Borrowers on the terms and otherwise subject to the conditions and limitations contained therein.

         FACT THREE: Borrowers have requested that Lender and Agent agree to modify certain terms and conditions set forth in the Loan Agreement in the manner set forth in this Amendment, and Lender and Agent have agreed to modify certain terms and conditions set forth in the Loan Agreement in the manner set forth in this Amendment, subject in each instance to the limitations, qualifications and conditions set forth in this Amendment.

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT - Page 1
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                                                               EXECUTION VERSION

         NOW, THEREFORE, Lender, Agent and the Borrowers hereby modify, supplement and amend the Loan Agreement as follows:

1. INCORPORATION OF DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

2.       AMENDMENTS AND ADDITIONS TO LOAN AGREEMENT.

         2.1 ADDITIONAL DEFINITIONS. As of the Effective Date, Section 1.1 of the Loan Agreement is hereby amended by the addition of the following definitions, in the appropriate alphabetical order:

                          "`Amendment No. 7' means Amendment No. 7 to Loan and Security Agreement, dated as of September 26, 2007, by and among the Lenders, Agent and Borrowers."

                          "`Guarantor's Deposit' means, as of any date of determination, that portion of the $600,000.00 cash deposit (together with undisbursed interest from time to time accrued in respect thereof) that:

                          (i) is made by the Letter of Credit Guarantor with Agent in connection with the Letter of Credit Guarantor's delivery of the Letter of Credit Guaranty and held by the Agent in an identifiable general ledger account owned by Agent and specifically documented as containing the cash deposit made by Letter of Credit guarantor as security for the Borrowers' performance of certain obligations specified in the Letter of Credit Guaranty in respect of L/Cs and L/C Undertakings, and as to which the balance thereof shall be payable to the Letter of Credit Guarantor upon the termination of the Letter of Credit Guaranty, subject to the terms thereof, and

                          (ii) has not been applied in respect of such reimbursement or other obligations,

         in each instance to the extent such cash deposit shall be available for the unconditional application by Agent in satisfaction of Borrowers' reimbursement obligations upon draw in respect of an L/C or L/C Undertaking, as applicable, pursuant to the Letter of Credit Guaranty."

                          "`Letter of Credit Guarantor' means RonHow, LLC, a Georgia limited liability company in its capacity as guarantor pursuant to the Letter of Credit Guaranty."

                          "`Letter of Credit Guaranty' means that certain Limited Recourse Guaranty and Security Agreement, dated as of September 26, 2007, executed by the Letter of Credit Guarantor, for the benefit of the Lender Group, as the same may be amended, modified, restated or supplemented with the written approval of Agent."

                          "`Qualified Letter of Credit Inventory' means, as of any date of determination, Inventory and goods in the process of manufacture for the account of one

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT - Page 2
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                                                               EXECUTION VERSION

         or more Borrowers that are contemplated to constitute Eligible Inventory upon completion and delivery at a location specified on Schedule E-1, that do not qualify as either Eligible Inventory or Eligible In-Transit Inventory under the terms of this Agreement, and that meet each of the following criteria, which criteria may be revised by Agent in its Permitted Discretion from time to time:

                           (a) such Inventory or goods in the process of
                  manufacture are the subject of an issued, outstanding and undrawn Qualified Import Letter of Credit in an amount sufficient to pay the full purchase price of such Inventory or goods in the process of manufacture, and

                          (f) the applicable Qualified Import Letter of Credit
                  was issued within sixty (60) days from the applicable date of determination."

                          "`Qualified Letter of Credit Inventory Sublimit' means, with respect to any date of determination, $2,500,000."

         2.2 REVISION TO EXISTING DEFINITIONS. As of the Effective Date, the following definitions are hereby amended and restated to read in their entirety as follows:

                          "`Eligible In-Transit Inventory" means Inventory of Borrowers (i) that does not qualify as Eligible Inventory solely because it is not at a location set forth on Schedule E-1 or at a location designated for a Warehouse Sale in accordance with this Agreement and (ii) that meets the following criteria, which criteria may be revised by Agent in its Permitted Discretion from time to time after the Closing Date:

                           (a) such Inventory currently is in transit (whether
                   by vessel, air, or land) either (i) from a location outside of the continental United States to a location set forth on Schedule E-1 or a location designated for a Warehouse Sale in accordance with this Agreement that is the subject of a Bailee Acknowledgment or a Collateral Access Agreement and has been in-transit for a period of less than 30 calendar days or (ii) between locations set forth on Schedule E-1 or any such location and a location designated for a Warehouse Sale in accordance with the provisions of this Agreement and has been in-transit for a period of less than 7 calendar days,
                           (b) title to such Inventory has passed to the
                   applicable Borrower,

                           (c) such Inventory is insured against types of loss,
                   damage, hazards, and risks, and in amounts, satisfactory to Agent in its Permitted Discretion,

                           (d) such Inventory either

                                    (1) is the subject of a negotiable bill of
                          lading that (x) is consigned to Agent (either directly or by means of endorsements), (y) was issued by the carrier respecting the subject Inventory, and (z) either is (I) in the possession of Agent or a customs broker (in each case in a jurisdiction acceptable to Agent in its Permitted Discretion), or (II) in-transit by air-courier to Agent or a customs broker (in each case, in a jurisdiction

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT - Page 3
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                                                               EXECUTION VERSION

                          acceptable to Agent in its Permitted Discretion) and for which Agent has received evidence satisfactory to Agent in its sole discretion that such air-courier delivery has been initiated, or

                                    (2) is the subject of a negotiable cargo
                          receipt and is not the subject of a bill of lading (other than a negotiable bill of lading consigned to, and in the possession of, a consolidator or Agent, or their respective agents) and such negotiable cargo receipt is (x) consigned to Agent (either directly or by means of endorsements), (y) that was issued by a consolidator respecting the subject Inventory, (z) that either is (I) in the possession of Agent or a customs broker (in each case in a jurisdiction acceptable to Agent in its Permitted Discretion), or
                          (II) in-transit by air-courier to Agent or a customs broker (in each case, in a jurisdiction acceptable to Agent in its Permitted Discretion) and for which Agent has received evidence satisfactory to Agent in its sole discretion that such air-courier delivery has been initiated,

                           (e) Administrative Borrower has provided a
                   certificate to Agent that certifies that, to the best knowledge of Borrowers, such Inventory meets all of Borrowers' representations and warranties contained in the Loan Documents concerning Eligible Inventory, that Borrowers know of no reason why such Inventory would not be accepted by the applicable Borrower when it arrives in at a location specified on Schedule E-1, and that the shipment as evidenced by the documents conforms to the related order documents, and

                           (f) to the extent such Inventory previously shall
                   have been included in the category of Qualified Letter of Credit Inventory, such Inventory shall have been removed from such category and the applicable Qualified Letter of Credit shall have been drawn in accordance with its terms and Borrowers shall have discharged their reimbursement obligations to Agent and Lenders in respect of such draw as contemplated by this Agreement."

                          "`Loan Documents' means this Agreement, the Bank Product Agreements, the Cash Management Agreements, the Credit Card Agreements, all Control Agreements, the Disbursement Letter, the Guaranty, the Letters of Credit, the Letter of Credit Guaranty, any Mortgages, each Perfection Certificate, the Copyright Security Agreement, the Stock Pledge Agreement, the Trademark Security Agreement, the Intercompany Subordination Agreement, the Assignment of Deposit Accounts, any Bank Product Agreement, any certificates (including without limitation, the Borrowing Base Certificate and the Compliance Certificate) from time to time delivered by a Borrower pursuant to this Agreement or any other Loan Document, any note or notes executed by a Borrower in connection with this Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by any Borrower and the Lender Group in connection with this Agreement."

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT - Page 4
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                                                               EXECUTION VERSION

                          "`Maximum Revolver Amount' means, as of any date, the lesser of (a) $30,000,000, and (b) the sum of $24,000,000 PLUS the outstanding principal amount of any Restricted Advances."

                          "`Qualified Import Letter of Credit' means a Letter of Credit that (a) is issued to facilitate the purchase by the applicable Borrower of Inventory, (b) is in form and substance acceptable to Agent, and (c) is issued to support an Underlying Letter of Credit that only is drawable by the beneficiary thereof by the presentation of, among other documents, either (i) a negotiable bill of lading that is consigned to Agent (either directly or by means of endorsements) and that was issued by the carrier respecting the subject Inventory, or
         (ii) a negotiable cargo receipt that is consigned to Agent (either directly or by means of endorsements) and that was issued by a consolidator respecting the subject Inventory; provided, however, that, in the latter case, no bill of lading shall have been issued by the carrier (other than a bill of lading consigned to the consolidator or to Agent)."

                          "`Subordinated Loan Documents" means each of the following: (a) that certain Subordinated Loan Agreement, August 31, 2006, by and between Parent and Subordinated Lender, as amended and supplemented by (i) that certain Global Amendment and Reaffirmation of Subordinated Debt Documents, dated as of April 26, 2007, by and among Parent, certain Subsidiaries of Parent, as guarantors, and Subordinated Lender and (ii) that certain Second Global Amendment and Reaffirmation of Subordinated Debt Documents, dated of even date with Amendment No. 7, by and among Parent, certain Subsidiaries of Parent, as guarantors, and Subordinated Lender; (b) that certain Second Amended and Restated Subordinated Secured Promissory Note, dated of even date with Amendment No. 7, executed by Parent and payable to the order of Subordinated Lender in the stated principal amount of up to $15,000,000; (c) that certain Subordinated Guaranty, dated as of August 31, 2006, executed by certain Subsidiaries of Parent for the benefit of Subordinated Lender and reaffirmed by the agreements referred to in clauses (a)(i) and (ii) of this definition; (d) that certain Subordinated Security Agreement, dated as of August 31, 2006, executed by Parent and certain of its Subsidiaries for the benefit of Subordinated Lender and reaffirmed by the agreements referred to in clauses (a)(i) and (ii) of this definition; and (e) all other instruments, documents, agreements, certificates from time to time delivered pursuant to, in connection with, or otherwise securing obligations under any of the foregoing."

         2.3 AMENDMENTS TO SECTION 2.1(A) THROUGH SECTION 2.1(G) AND ADDITIONS OF NEW SECTIONS 2.1(H) AND (I). As of the Effective Date, Section 2.1(A) through
Section 2.1(G) of the Loan Agreement are hereby amended and restated in their entirety to read as follows, and new Sections 2.1(H) and (I) of the Loan Agreement are hereby added to read in their entirety as follows:

                           "(A) THE LESSER OF

                                    (I) $8,000,000.00, and

                                    (II) THE SUM OF

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT - Page 5
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                                                               EXECUTION VERSION

                                            (x) the Credit Card Advance Rate
                                    times the amount of Eligible Credit Card
                                    Accounts, and

                                            (y) the Credit Card Advance Rate
                                    times the amount of Eligible Private Label
                                    Credit Card Accounts,

                           plus, either (B) or (C) below, as applicable,

                           (B) if the applicable date of determination is not
                  during a Seasonal Period, THE LESSER OF

                                    (I) 85% of the then extant Net Liquidation
                           Percentage times the value of Eligible Inventory, and

                                    (II) 85% of the Cost value of Eligible
                           Inventory, or

                           (C) if the applicable date of determination is during
                  a Seasonal Period, THE LESSER OF

                                    (I) 90% of the then extant Net Liquidation
                           Percentage times the value of Eligible Inventory, and

                                    (II) 85% of the Cost value of Eligible
                           Inventory,

                           plus, either (D) or (E) below, as applicable,

                           (D) if the applicable date of determination is not
                  during a Seasonal Period, THE LEAST OF

                                    (I) 85% of the then extant Net Liquidation
                           Percentage times the value of Eligible In-Transit Inventory,

                                    (II) 85% of the Cost value of Eligible
                           In-Transit Inventory,

                                    (III) an amount equal to the then-applicable
                           In-Transit Inventory Sublimit; or

                           (E) if the applicable date of determination is during
                  a Seasonal Period, THE LEAST OF

                                    (I) 90% of the then extant Net Liquidation
                           Percentage times the value of Eligible In-Transit Inventory,

                                    (II) 85% of the Cost value of Eligible
                           In-Transit Inventory,

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT - Page 6
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                                                               EXECUTION VERSION

                                    (III) an amount equal to the then-applicable
                           In-Transit Inventory Sublimit,

                           plus, either (F) or (G) below, as applicable,

                           (F) if the applicable date of determination is not
                  during a Seasonal Period, THE LEAST OF

                                    (I) 85% of the then extant Net Liquidation
                           Percentage times the value of Qualified Letter of Credit Inventory,

                                    (II) 85% of the Cost value of Qualified
                           Letter of Credit Inventory,

                                    (III) an amount equal to the Qualified
                           Letter of Credit Inventory Sublimit; or

                           (G) if the applicable date of determination is during
                  a Seasonal Period, THE LEAST OF

                                    (I) 90% of the then extant Net Liquidation
                           Percentage times the value of Qualified Letter of Credit Inventory,

                                    (II) 85% of the Cost value of Qualified
                           Letter of Credit Inventory,

                                    (III) an amount equal to the Qualified
                           Letter of Credit Inventory Sublimit,

                           plus

                           (H) an amount equal to the outstanding principal
                  amount of the Restricted Advance, if any,

                           minus

                                    (I) the aggregate amount of Reserves, if
                           any, established by Agent under Section 2.1(b) and
                           Section 2.2."

         2.4 AMENDMENT TO SECTION 2.2(H). As of the Effective Date, Section 2.2(h) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           "(h) Letter of Credit reserves in an amount equal, as
                  of any date, to the Letter of Credit Usage as of such date, LESS the amount of the Guarantor's Deposit as of such date."

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT - Page 7
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                                                               EXECUTION VERSION

         2.5 AMENDMENT TO SECTION 7.1(G). As of the Effective Date, Section 7.1(g) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           "(g) Subordinated Indebtedness in an aggregate principal amount not to exceed the sum of $15,000,000 and the amount of any accrued but unpaid interest that is added to the principal balance outstanding under and in accordance with the terms of the Subordinated Loan Documents and to the extent (i) such Indebtedness shall be evidenced by Subordinated Loan Documents in form and substance satisfactory to Agent; and (ii) such Indebtedness, and any Liens securing the same, shall be subordinated to the Obligations, and any Liens securing the same, pursuant to the Intercreditor Agreement."

         2.6 ADDITION OF NEW SECTION 8.19. As of the Effective Date, a new
Section 8.19 of the Loan Agreement is hereby added to read in its entirety as follows:

                  "8.19 If the obligation of the Letter of Credit Guarantor under its Letter of Credit Guaranty is limited or terminated by operation of law or by such Guarantor thereunder, other than in accordance with its terms."

3.       RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

         3.1 RATIFICATIONS. Except as expressly amended and supplemented by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and continue in full force and effect. The Borrowers hereby agree that the Loan Agreement, as amended hereby, continues to be legal, valid, binding and enforceable against Borrowers in accordance with its terms and hereby reaffirm each covenant and agreement set forth therein.

         3.2 REPRESENTATIONS AND WARRANTIES. In order to induce Agent and Lender to enter into this Amendment, each Borrower makes the following representations and warranties to Lender as to itself:

                  (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership power, as appropriate, on the part of the Borrower and will not violate any of its constituent documents (including, as applicable, its articles of incorporation, certificate of incorporation, by-laws, partnership agreement and certificate of limited partnership) or any other agreement to which Borrower is a party or by which its properties may be bound;

                  (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date or violations have been disclosed to Agent in writing and approved in writing by Agent); and

                  (c) no Default or Event of Default has occurred or is continuing under the Loan Agreement, and no Default or Event of Default will result from the execution,

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT - Page 8
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                                                               EXECUTION VERSION

         delivery or performance of this Amendment or the consummation of the transactions herein authorized by Lender.

4.       FURTHER ASSURANCES.

          The Borrowers hereby agree, upon Agent's request (i) to deliver to Agent such fully authorized and executed agreements and instruments, including, but not limited to, any amendments to Loan Documents, within 10 days of such request, and (ii) to take such actions as Agent, in its Permitted Discretion, deems necessary and appropriate in connection with the transactions contemplated by this Amendment.

5.       CHOICE OF LAW.

         THE VALIDITY OF THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY THEREIN), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

6.       GENERAL PROVISIONS.

         6.1 EFFECTIVENESS. The effectiveness of this Amendment and the enforceability of the terms hereof against Borrowers, Agent and Lender are subject to fulfillment of each of the following conditions precedent:

                  (a) Lender's execution of this Amendment and receipt of one or more counterparts of this Amendment duly executed by each Borrower; and

                  (b) Lender's receipt of a consent and reaffirmation of the obligations of the Guarantors that are parties to the Continuing Guaranty and Security Agreement, in form acceptable to Lender; and

                  (c) Lender's receipt of copies of any and all documents and instruments executed in connection with the incurrence of additional Subordinated Indebtedness, which documents shall be in each instance acceptable to Agent and Lender in their sole discretion, including the Second Amended and Restated Subordinated Secured Promissory Note and the Second Global Amendment and Reaffirmation of Subordinated Debt Documents.

         6.2 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Amendment.

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                                                               EXECUTION VERSION

         6.3 SEVERABILITY OF PROVISIONS. Each provision of this Amendment will be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

         6.4 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, will be deemed to be an original, and all of which, when taken together, will constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile will be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also will deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart will not affect the validity, enforceability, and binding effect of this Amendment. The foregoing shall apply to each other Loan Document MUTATIS MUTANDIS.

         6.5 INTEGRATION. This Amendment, the Loan Agreement and the other Loan Documents contain the entire agreement between the parties relating to the transactions contemplated hereby. All prior or contemporaneous understandings, representations, statements and agreements, whether written or oral, are merged herein and superseded by this Agreement. THIS WRITTEN AMENDMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         6.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Loan Agreement, as amended hereby, will survive the execution and delivery of this Amendment, and no investigation by Agent or Lender or any closing shall affect the representations and warranties or the right of Agent or Lender to rely upon them.

         6.7 REFERENCE TO LOAN AGREEMENT. The Loan Agreement, as amended hereby, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms thereof are hereby amended so that any reference in the Loan Agreement or such other agreements, documents and instruments will mean a reference to the Loan Agreement, as amended hereby.

         6.8 EXPENSES OF LENDER. The Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable costs and fees of Agent's or Lender's legal counsel. In addition, the Borrowers agree to pay on demand: (a) all costs and expenses incurred by Agent or Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any agreement, document or instrument executed in connection therewith, including without limitation this Amendment; and (b) all reasonable costs and expenses incurred by Agent or Lender in connection with the preparation, negotiation and administration of this Amendment, including the reasonable fees and costs of Agent's and Lender's legal counsel.

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                                                               EXECUTION VERSION

         6.9 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and will inure to the benefit of Agent, Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

         6.10 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT, LENDER AND THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, MEMBERS, AFFILIATES, EMPLOYEES AND REPRESENTATIVES, SUCCESSORS AND ASSIGNS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, LENDER AND THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, MEMBERS, AFFILIATES, EMPLOYEES AND REPRESENTATIVES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT, LENDER AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, MEMBERS, AFFILIATES, EMPLOYEES AND REPRESENTATIVES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT - Page 11
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
                                                               EXECUTION VERSION

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                       BORROWERS:

                                       HAROLD'S STORES, INC.


                                       By: /s/ Ron Staffieri
                                         ---------------------------------------
                                       Name: Ron Staffieri
                                       Title:    CEO

                                       HAROLD'S FINANCIAL CORPORATION


                                       By: /s/ Ron Staffieri
                                         ---------------------------------------
                                       Name: Ron Staffieri
                                       Title:    CEO

                                       HAROLD'S DIRECT, INC.


                                       By: /s/ Ron Staffieri
                                         ---------------------------------------
                                       Name: Ron Staffieri
                                       Title:    CEO

                                       HAROLD'S STORES OF TEXAS, L.P.

                                       By:   HSTX, Inc., General Partner


                                             By:  /s/ Ron Staffieri
                                               ---------------------------------
                                             Name:  Ron Staffieri
                                             Title:     CEO


                                       HAROLD'S OF JACKSON, INC.


                                       By: /s/ Ron Staffieri
                                         ---------------------------------------
                                       Name: Ron Staffieri
                                       Title:    CEO

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT - Signature Page
----------------------------------------------

                                                               EXECUTION VERSION

                                       AGENT AND LENDER:

                                       WELLS FARGO RETAIL
                                       FINANCE II, LLC,
                                       AS AGENT AND LENDER


                                       By:   /s/ Lynn Whitmore
                                         ---------------------------------------
                                       Lynn Whitmore, Senior Vice President




























AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT - Signature Page
----------------------------------------------